SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2003

IntraBiotics Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-29993	94-3200380
(Commission File No.)	(IRS Employer Identification No.)

2483 East Bayshore Road, Suite 100
Palo Alto, California 94303
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 526-6800

Item 5. Other Events and Required Regulation FD Disclosure

On October 29, 2003, IntraBiotics Pharmaceuticals, Inc. issued a press release entitled, “IntraBiotics Reports Third Quarter 2003 Financial and Operating Results.” This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

99.1	Press Release, dated October 29, 2003, entitled “IntraBiotics Reports Third Quarter 2003 Financial and Operating Results.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTRABIOTICS PHARMACEUTICALS, INC.
Dated: October 29, 2003
	By:	/s/ Eric H. Bjerkholt

Eric H. Bjerkholt Sr. Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press Release, dated October 29, 2003, entitled “IntraBiotics Reports Third Quarter 2003 Financial and Operating Results.”